                                                                      Exhibit 24
                                                              Powers of Attorney



                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 11th day of May, 1997.
        ----        ---

                                       /s/ R. K. Elliott
                                       -----------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8 day of May, 1997.
        -        ---

                                 /s/T. L. Gossage
                                 ----------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 22 day of May, 1997.
        --        ---

                                /s/Joel Greenblatt
                                ------------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 14th day of May, 1997.
        ----        ---
                                 /s/ Jonathan Guss
                                 -----------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 8th day of May, 1997.
        ---        ---

                               /s/David E. Jeremiah
                               --------------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 14th day of May, 1997.
        ----        ---

                               /s/Gaynor N. Kelley
                               -------------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 28th day of May, 1997.
        ----        ---

                              /s/Joseph F. Mazzella
                              ---------------------

                            ALLIANT TECHSYSTEMS INC.

                               POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Richard Schwartz, Scott S. Meyers, Daryl L. Zimmer and Charles H. Gauck, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for the fiscal year ended March 31, 1997, or other applicable form, including any and all exhibits, schedules, supplements, amendments and supporting documents thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., as required in connection with the Company's registration under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of this 27th day of May, 1997.
        ----        ---

                                 /s/Daniel L. Nir
                                 ----------------